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                               WELLS FARGO BANK



NICHOLAS J. IVANOFF                                     420 Montgomery Street
Vice President                                          Sixth Floor
Rate Risk Management                                    San Francisco,, CA 94163



Scott Schneider
Saul Holdings Limited Partnership
8401 Connecticut Avenue
Chevy Chase, MD 20815                   December 9,1996

Via Fax: (301) 986-6023

Dear Mr. Schneider,

This letter agreement is to confirm the assignment of the interest Rate Cap transaction described below from Saul Holdings Limited Partnership ("Saul Holdings") to Wells Fargo Bank National Association ("Wells Fargo"). In consideration of the assignment, Wells Fargo shall pay Saul Holdings $340,600 on December 11, 1996.

                Type:                   Interest Rate Cap

                Effective Date:         November 19, 1996

                Termination Date:       August 19, 1998

                Notional Amount:        $37,000,000

                Cap Rate:               5.25%

                Floating Rate Option:   USD-LIBOR-BBA

                Designated Maturity:    3 months

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this letter and returning it via telecopier to (415) 956-9581.

                                        Yours sincerely,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION
                                        By:  /s/ Nicholas J. Ivanoff
                                        Name: Nicholas J. Ivanoff
                                        Title: Vice President

Acknowledged and Agreed:

SAUL HOLDINGS LIMITED PARTNERSHIP
BY:  ITS GENERAL PARTNER
By:  /s/ Scott V. Schneider
Name: Scott V. Schneider
Title: Vice President and CFO